UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006

AEP Texas Central Company

(Exact name of registrant as specified in its charter)

State of Texas	333-136787	74-0550600
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (614) 716-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the issuance on October 11, 2006 by AEP Texas Central Transition Funding II LLC (the “Issuing Entity”) of $1,739,700,000 Senior Secured Transition Bonds, Series A offered pursuant to the Prospectus dated October 4, 2006 and the Prospectus Supplement dated October 4, 2006, the Issuing Entity and AEP Texas Central Company (“TCC”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement dated October 4, 2006, by and among TCC, the Issuing Entity and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the underwriters.

4.1	Indenture dated as of October 11, 2006, by and between the Issuing Entity and The Bank of New York, as indenture trustee and securities intermediary (the “Indenture Trustee”).

4.2	Series Supplement dated as of October 11, 2006 by and between the Issuing Entity and the Indenture Trustee.

99.1	Transition Property Servicing Agreement dated as of October 11, 2006 by and between the Issuing Entity and TCC, as servicer.

99.2	Transition Property Purchase and Sale Agreement dated as of October 11, 2006 by and between the Issuing Entity and TCC, as seller.

99.3	Administration Agreement dated as of October 11, 2006, by and between the Issuing Entity and TCC, as administrator.

99.4	Intercreditor Agreement dated as of October 11, 2006 by and among TCC, AEP Texas Central Transition Funding I, LLC, U.S. Bank National Association, the Indenture Trustee, and the Issuing Entity.

99.5	Limited Liability Company Agreement of AEP Texas Central Transition Funding II LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL COMPANY

By:	/s/ Stephan T. Haynes
Stephan T. Haynes
Assistant Treasurer

Date: October 11, 2006

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 4, 2006, by and among TCC, the Issuing Entity and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the underwriters.

4.1	Indenture dated as of October 11, 2006, by and between the Issuing Entity and The Bank of New York, as indenture trustee and securities intermediary (the “Indenture Trustee”).

4.2	Series Supplement dated as of October 11, 2006 by and between the Issuing Entity and the Indenture Trustee.

99.1	Transition Property Servicing Agreement dated as of October 11, 2006 by and between the Issuing Entity and TCC, as servicer.

99.2	Transition Property Purchase and Sale Agreement dated as of October 11, 2006 by and between the Issuing Entity and TCC, as seller.

99.3	Administration Agreement dated as of October 11, 2006, by and between the Issuing Entity and TCC, as administrator.

99.4	Intercreditor Agreement dated as of October 11, 2006 by and among TCC, AEP Texas Central Transition Funding I, LLC, U.S. Bank National Association, the Indenture Trustee, and the Issuing Entity.

99.5	Limited Liability Company Agreement of AEP Texas Central Transition Funding II LLC.

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